PREFERRED STOCK	12 Months Ended
Dec. 31, 2018
PREFERRED STOCK [Abstract]
PREFERRED STOCK
NOTE P – PREFERRED STOCK

Our articles of incorporation authorize us to issue up to 1,000,000 shares of one or more series of preferred stock. Our board of directors, in its sole discretion, has the authority to determine the preferences, limitations and relative rights of shares of preferred stock and to fix the number of shares constituting any series, the designation of such series, and the dividend rate for each series, without any further vote or action by our shareholders. Our preferred stock may be issued with voting, liquidation, dividend and other rights superior to the rights of our common stock. There were no shares of preferred stock outstanding as of December 31, 2018.